UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------

                    Date of Report
                    (Date of earliest
                    event reported):        July 20, 2005


                          Journal Communications, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                        1-31805                       20-0020198
---------------                 --------------                    ----------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                     Number)                  Identification No.)
incorporation)


                333 West State Street, Milwaukee, Wisconsin 53203
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (414) 224-2616
                         -------------------------------
                         (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.     Other Events.
---------      ------------

               As previously disclosed, Journal Communications, Inc. (the "Company") sold substantially all of the assets and certain liabilities of its label printing business, NorthStar Print Group, Inc. ("NorthStar"), to Multi-Color Corporation. The sale transaction was effective on January 25, 2005.

               The label printing business was part of the Company's "Other" reportable segment and Exhibits 99.1 and 99.2 to this report reflect the NorthStar operations as discontinued operations in the consolidated statements of earnings for each of the Company's quarterly periods in its fiscal year ended December 26, 2004.

Item 9.01.     Financial Statements and Exhibits.
----------     ----------------------------------

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.   The  following   exhibits  are  being  furnished
                    herewith:

                    (99.1) Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 28, June 27, September 26 and December 26, 2004.

                    (99.2) Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 28, June 27, September 26 and December 26, 2004.


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


                                   SIGNATURES
                                   ----------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              JOURNAL COMMUNICATIONS, INC.



Date:  July 20, 2005                          By: /s/ Paul M. Bonaiuto
                                                  ------------------------------
                                                  Paul M. Bonaiuto
                                                  Executive Vice President and
                                                   Chief Financial Officer


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


                          JOURNAL COMMUNICATIONS, INC.

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated July 20, 2005


Exhibit No.
-----------

       (99.1) Consolidated Statements of Earnings (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 28, June 27, September 26 and December 26, 2004.

       (99.2) Segment Information (unaudited) of Journal Communications, Inc. for the quarterly periods ended March 28, June 27, September 26 and December 26, 2004.


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